                                                                Exhibit (c)(4)


SEPTEMBER 21, 1999                                                  CONFIDENTIAL
--------------------------------------------------------------------------------

PROJECT POWERHOUSE

PRESENTATION TO THE BOARD OF DIRECTORS

JP MORGAN

This presentation was prepared exclusively for the benefit and internal use of Acorn in order to indicate, on a preliminary basis, the feasibility of a possible transaction or transactions and does not carry any right of publication or disclosure to any other party. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by J.P. Morgan. Neither this presentation nor any of its contents may be used for any other purpose without the prior written consent of J.P. Morgan.

The information in this presentation is based upon management forecasts and reflects prevailing conditions and our views as of this date, all of which are accordingly subject to change. In preparing this presentation, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us by or on behalf of Acorn or which was otherwise reviewed by us. In addition, our analyses are not and do not purport to be appraisals of the assets, stock, or business of Acorn, Apple of Juniper.

JP MORGAN

AGENDA
--------------------------------------------------------------------------------

-    J.P. Morgan's approach to valuation

-    Apple

     -    Market information

     -    Trading valuation

     -    Discounted cash flow

-    Juniper

     -    Market information

     -    Trading multiples

     -    Discounted cash flow

-    Case studies

     -    Herbalife transaction

     -    Japanese go-private transactions


-    Go-private premiums

-    Juniper ADRs

-    Shareholder information


JPMORGAN

J.P. MORGAN USED A NUMBER OF APPROACHES TO EVALUATE APPLE AND JUNIPER
--------------------------------------------------------------------------------

-    Discounted cash flow analysis

-    Comparable trading multiples

- Premiums paid in other go-private transactions involving minority squeeze outs

-    Historical stock price performance

-    Analysis of trading momentum

-    Review of synergies created by combination

-    Strategic benefits from undertaking Mothership transaction

JPMORGAN

TRADITIONAL VALUATION APPROACHES PROVIDE A PLATFORM FOR THE OVERALL ANALYSIS
--------------------------------------------------------------------------------

Discounted cash flow        - Economic trends              Comparable trading
                            - Market trends                multiples
                            - Competitive issues


ADVANTAGES

-    Values the business based on expected future cash flows

- Projections capture long-term improvements in profitability in newer markets

-    Riskiness of cash flows captured in weighted average cost-of-capital (WACC)

-    Free cash flow is after capital requirements (capex and WC needs)


ISSUES

-    Changing competitive/industry dynamics affect key margin assumptions

-    Several regions are in a turnaround and/or growth stage

-    Valuation is highly sensitive to terminal value assumptions


ADVANTAGES

- Provides an indication of how public market investors value similar public companies

-    Primarily based on forward-looking multiples

-    Multiples focus on: FV/EBIT, FV/EBITDA, P/E 2000-2001

-    Provides an indication of the value and risk in the industry



ISSUES

-    Few pure comparables

-    Other direct sales companies are good benchmark

- Other potentially relevant comparables do not bear the same business or geographic risk




                  Synergies from Apple and Juniper combination
                  --------------------------------------------
                        Strategic benefits of Mothership

JPMORGAN

UNDER BOTH APPROACHES, J.P. MORGAN CONSIDERED SEVERAL COMPONENTS OF VALUE
--------------------------------------------------------------------------------

Geographical        -    Analyzed Apple and Juniper businesses by country

                    -    Company assumptions based on local market dynamics

Business            -    Projections highly sensitive to direct marketing
                         business risk (i.e., China's restrictions on direct selling practices)

                    - Adjusted cost of capital based upon country and business risk

JPMORGAN

J.P. MORGAN REVIEWED A NUMBER OF PEER GROUPS FOR PUBLIC TRADING MULTIPLES
ANALYSIS
--------------------------------------------------------------------------------

DIRECT SELLING PEERS

- Most comparable peer group reflecting dynamics of global direct selling industry

     -    Product diversity

     -    Similar distribution processes

     -    Many lack global scale

     -    Avon most comparable company

     -    Large business risk



SEGMENT COMPETITORS

CATALOGUE

-    Similar distribution system

-    Lack of product similarity

-    Less business risk with more control over product distribution

COSMETICS PEERS

-    Similar products

-    Different distribution systems

- Higher multiples than direct selling industry due to less product/business cycle distribution risk

JPMORGAN

AGENDA
--------------------------------------------------------------------------------

-    J.P. Morgan's approach to valuation

-    APPLE

     -    Market information

     -    Trading valuation

     -    Discounted cash flow

-    JUNIPER

     -   Market information

     -   Trading multiples

     -   Discounted cash flow

-    Case studies

     -    Herbalife transaction

     -    Japanese go-private transactions

-    Go-private premiums

-    Juniper ADRs

-    Shareholder information


JPMORGAN

Apple - One-year stock price performance
Graph displaying indexed share price performance for Amway Asia Pacific (AAP) from 9/17/98 to 9/17/99 versus the Hang Seng Index and the Australian All Ordinaries Index. Graph highlights 52 week high of $14.94, 52 week low of $6.88 and 90 day average of $12.85



Source: IDD Information Services

JPMORGAN

Apple - Three-year stock price performance
Similar graph as on page 7 except that the period is now 3 years and there are no highlighted sections on graph





Source: IDD Information Services

JP MORGAN

Apple performance versus peers
Similar graph as on page 7 except that a straight peer index for AAP is added. Index includes Avon Products, Nature's Sunshine, Nu Skin, Usana and Herbalife



Source: IDD Information Services

JPMORGAN

SHARES TRADED ANALYSIS - APPLE
--------------------------------------------------------------------------------
THOUSANDS OF SHARES TRADED, EXCEPT DAILY AVERAGE AND CUMULATIVE FIGURES, US$

3 MONTHS

       Volume data                           Stock price data
 ------------------------                    ------------------
 Daily avg.       16,066                     High       $14.44
 Cumulative      706,900                     Low        $12.31
                                             Avg.       $13.39

$12-$13   134
$13-$14   469.2
$14-$15   104



6 MONTHS

       Volume data                           Stock price data
 ------------------------                    ------------------
 Daily avg.       30,767                     High       $14.44
 Cumulative    3,969,000                     Low         $7.13
                                             Avg.       $11.16


$7-$9   1,034
$9-$11  315
$11-$13 1,340
$13-$15 1,281

12 MONTHS

       Volume data                           Stock price data
 ------------------------                    -----------------
 Daily avg.       34,392                     High       $14.44
 Cumulative    8,701,300                     Low         $7.13
                                             Avg.       $10.42


$7-$9   2,607
$9-$11  2,637
$11-$13 2,036
$13-$15 1,420



18 MONTHS

       Volume data                           Stock price data
 ------------------------                    ------------------
 Daily avg.       45,562                     High       $20.00
 Cumulative    17,359,200                    Low         $7.13
                                             Avg.       $12.26

$7-$9   2,710
$9-$11  3,448
$11-$13 3,164
$13-$15 5,240
$15-$17 2,194
$17-$19 341
$19-$21 263

JPMORGAN

PREMIUM ANALYSIS
--------------------------------------------------------------------------------
US$

                                                                               BUYOUT PRICE
                                  --------------------------------------------------------------------------------------------------
                          VALUE       $12.00      $13.00    $14.00      $15.00  $16.00    $17.00    $18.00      $19.00     $20.00
------------------------------------------------------------------------------------------------------------------------------------

Premium to:
9/17/99 close            $11.75        2.1%       10.6%      19.1%       27.7%   36.2%     44.7%      53.2%       61.7%      70.2%
52-week high(1)          $14.94      (19.7%)     (13.0%)     (6.3%)       0.4%    7.1%     13.8%      20.5%       27.2%      33.9%
52-week low(2)            $6.88        74.5%      89.1%     103.6%      118.2%  132.7%    147.3%     161.8%      176.4%     190.9%
30-day average           $12.60       (4.7%)       3.2%      11.1%       19.1%   27.0%     35.0%      42.9%       50.8%      58.8%
90-day average           $12.85       (6.6%)       1.2%       9.0%       16.7%   24.5%     32.3%      40.1%       47.9%      55.6%
180-day average          $11.16        7.5%       16.5%      25.4%       34.4%   43.3%     52.3%      61.3%       70.2%      79.2%
360-day average          $10.45       14.9%       24.4%      34.0%       43.6%   53.1%     62.7%      72.3%       81.9%      91.4%
2 year average           $14.15      (15.2%)      (8.1%)     (1.1%)       6.0%   13.1%     20.1%      27.2%       34.2%      41.3%
------------------------------------------------------------------------------------------------------------------------------------





(1) July 26, 1999
(2) April 22, 1999
JPMORGAN

DIRECT SELLING COMPARABLE COMPANY VALUATION ANALYSIS
--------------------------------------------------------------------------------


                                                         EQUITY VALUE                       FIRM VALUE
                                         -----------------------------------------   -----------------------
                                         PROJ.    PROJ.       PROJ.      PROJ.       PROJ.           PROJ.     LONG-        FY2PE/
                                         2000     2001        2000       2001        2000            2001      TERM           LT
COMPANY                                  EBIT      EBIT       EBITDA     EBITDA      EARNINGS       EARNINGS   GROWTH       GROWTH
----------------------------------------------------------------------------------------------------------------------------------
Usana                                    5.1x       3.6x         4.5x       3.3x          8.5x          6.0x      27.0%       0.2
Tupperware                              10.8        9.8          7.2        6.6          12.7          11.4       11.0%       1.0
Nu Skin                                  7.1        6.2          6.4        5.6          10.7           9.1       18.5%       0.5
Herbalife(1)                             2.1        2.1          1.7        1.7           6.2           6.1          NA        NA
Avon Products                           13.5       11.8         12.2       10.8          21.2          18.4       15.0%       1.2
Nature's Sunshine                        4.3        3.8          3.7        3.3           7.9           6.9          NA        NA
----------------------------------------------------------------------------------------------------------------------------------
MEDIAN                                   6.1x       5.0x         5.5x       4.4x          9.6x          8.0x      16.8%       0.8
----------------------------------------------------------------------------------------------------------------------------------
JUNIPER                                  9.0x       8.4x         7.8x       7.4x         20.0x         18.8x       6.0%       3.1
APPLE                                   15.0x       8.2x        11.4x       7.0x         25.5x         14.3x      17.5%       0.8
----------------------------------------------------------------------------------------------------------------------------------
Apple financial values                 $40.0      $49.5        $53.3      $63.9         $27.9          $38.0

IMPLIED FIRM VALUE USING:
----------------------------------------------------------------------------------------------------------------------------------
MEDIAN                                $243.1     $245.9       $290.6     $284.1        $219.8         $255.4
USING AVON PRODUCTS MULTIPLE          $541.4     $584.0       $652.0     $688.6        $543.3         $652.5
----------------------------------------------------------------------------------------------------------------------------------
Net debt                             ($160.2)   ($160.2)     ($160.2)   ($160.2)      ($160.2)       ($160.2)
Minority interest valuation(2)        $112.8     $112.8       $112.8     $112.8        $112.8         $112.8
IMPLIED EQUITY VALUE USING:
----------------------------------------------------------------------------------------------------------------------------------
MEDIAN                                $290.4     $293.3       $337.9     $331.4        $267.1         $302.8
USING AVON PRODUCTS MULTIPLE          $588.7     $631.3       $699.3     $735.9        $590.6         $699.8
----------------------------------------------------------------------------------------------------------------------------------
Shares for valuation                    56.4       56.4         56.4       56.4          56.4           56.4
IMPLIED PER SHARE VALUE USING:
----------------------------------------------------------------------------------------------------------------------------------
MEDIAN                                 $5.15      $5.20        $5.99      $5.88         $4.74          $5.37
USING AVON PRODUCTS MULTIPLE          $10.44     $11.19       $12.40     $13.05        $10.47         $12.41
----------------------------------------------------------------------------------------------------------------------------------

(1) Equity and firm valuation based upon pre-going private announcement share prices as of close on September 13,1999

(2) Minority interest in Apple Malaysia calculated using the closing price of
9.00 MYR and an exchange rate of 3.7997 MYR/USD on 47.6 MM shares


JPMORGAN

DCF FORECAST ASSUMPTIONS - APPLE
--------------------------------------------------------------------------------
FROM AUG-2000 THROUGH AUG-2004

--------------------------------------------------------                        -----------------------------------------------
   SALES CAGR                                                                      AVERAGE EBITDA MARGIN
--------------------------------------------------------                        -----------------------------------------------
   Australia                                       4.2%                            Australia                              9.3%
   New Zealand                                     5.2%                            New Zealand                            6.4%
   China                                          11.2%                            China                                 13.3%
   Hong Kong                                       5.0%                            Hong Kong                              1.4%
   Taiwan                                          3.4%                            Taiwan                                 6.3%
   Malaysia                                        5.7%                            Malaysia                              15.3%
   Thailand                                        6.2%                            Thailand                               8.5%
--------------------------------------------------------                        -----------------------------------------------

--------------------------------------------------------                        -----------------------------------------------
   AVERAGE EBIT MARGIN                                                             CAPEX/SALES
--------------------------------------------------------                        -----------------------------------------------
   Australia                                       8.0%                            Australia                              0.9%
   New Zealand                                     4.1%                            New Zealand                            2.1%
   China                                           6.2%                            China                                  6.6%
   Hong Kong                                     (0.3%)                            Hong Kong                              2.4%
   Taiwan                                          5.5%                            Taiwan                                 0.8%
   Malaysia                                       14.3%                            Malaysia                               1.8%
   Thailand                                        7.6%                            Thailand                               1.0%
--------------------------------------------------------                        -----------------------------------------------

JPMORGAN

DCF FORECAST - APPLE
--------------------------------------------------------------------------------
$ MILLIONS

                                                                  PROJECTED
                                   -----------------------------------------------------------------------------
                 AUG-99            AUG-00           AUG-01            AUG-02           AUG-03            AUG-04
----------------------------------------------------------------------------------------------------------------
Sales            $497.6            $582.9           $626.6            $661.6           $700.7            $742.5
  % growth        (15.3%)            17.2%             7.5%              5.6%             5.9%              6.0%

Gross profit      281.1             334.5            362.2             383.0            406.3             430.5
  % margin         56.5%             57.4%            57.8%             57.9%            58.0%             58.0%

SG&A              259.8             294.5            312.7             334.5            355.6             375.7
  % of sales       52.2%             50.5%            49.9%             50.6%            50.8%             50.6%

EBITDA             33.4              53.3             63.9              65.3             68.6              74.9
  % margin          6.7%              9.1%            10.2%              9.9%             9.8%             10.1%

EBIT               21.3              40.0             49.5              48.5             50.7              54.8
  % margin          4.3%              6.9%             7.9%              7.3%             7.2%              7.4%

Net Income         11.6              27.9             38.0              36.7             37.8              38.0
  % margin          2.3%              4.8%             6.1%              5.5%             5.4%              5.1%

----------------------------------------------------------------------------------------------------------------



JPMORGAN

DCF VALUATION - APPLE
--------------------------------------------------------------------------------

                                               AUG-00           AUG-01            AUG-02           AUG-03            AUG-04
----------------------------------------------------------------------------------------------------------------------------
Total sales                                    $582.9           $626.6            $661.6           $700.7            $742.5
    % growth                                     17.2%             7.5%              5.6%             5.9%              6.0%
EBIT                                             40.0             49.5              48.5             50.7              54.8
   Taxable EBIT margin %                          6.9%             7.9%              7.3%             7.2%              7.4%
Taxes                                            13.9             14.0              13.7             14.6              18.6
    rate %                                       34.8%            28.3%             28.3%            28.9%             33.9%
----------------------------------------------------------------------------------------------------------------------------
EBIAT                                            26.1             35.5              34.7             36.0              36.2

+ depreciation                                   13.3             14.5              16.9             17.9              20.0
+ (increase) NWI                                 12.3              6.4               4.7              5.2               5.4
+ capex                                         (18.4)           (15.5)            (13.0)           (17.5)            (15.5)
Less: flows prior to September 15, 1999           1.3
----------------------------------------------------------------------------------------------------------------------------
Free cash flows for discounting                  31.9             40.8              43.2             41.7              46.1
----------------------------------------------------------------------------------------------------------------------------

FIRM VALUE                                         EQUITY VALUE (1),(2)

   EBITDA           7.5x       8.0x       8.5x        EBITDA       7.5x       8.0x       8.5x
-----------------------------------------------    -------------------------------------------
    WACC                                               WACC
    10.0%           $510       $534       $557            10.0%    $558       $581       $604
    10.5%           $501       $524       $546            10.5%    $548       $571       $594
    11.0%           $491       $514       $536            11.0%    $539       $561       $583
    11.5%           $482       $504       $526            11.5%    $530       $552       $573
    12.0%           $474       $495       $516            12.0%    $521       $542       $564
-----------------------------------------------    -------------------------------------------

EQUITY VALUE/SHARE(1)

   EBITDA       7.5x       8.0x      8.50x
------------------------------------------
    WACC
    10.0%      $9.89     $10.30     $10.71
    10.5%      $9.72     $10.12     $10.53
    11.0%      $9.55      $9.95     $10.34
    11.5%      $9.39      $9.78     $10.16
    12.0%      $9.23      $9.61      $9.99
------------------------------------------

(1) Minority interest in Apple Malaysia calculated using the closing price of
9.00 MYR and an exchange rate of 3.7997 MYR/USD on 47.6 MM shares

(2) Removal of net debt of ($160.2) and minority interest of $112.8

JPMORGAN

AGENDA
--------------------------------------------------------------------------------

-    J.P. Morgan's approach to valuation

-    Apple

     -    Market information

     -    Trading valuation

     -    Discounted cash flow

-    Juniper

     -    Market information

     -    Trading multiples

     -   Discounted cash flow

-    Case studies

     -    Herbalife transaction

     -    Japanese go-private transactions

-    Go-private premiums

-    Juniper ADRs

-    Shareholder information

JPMORGAN

Juniper - one-year share price performance
Graph displaying indexed share price performance for Amway Japan OTC shares from 9/17/98 to 9/17/99 versus the Nikkei 225 Index. Graph highlights 52 week high of 1,430 Yen, 52 week low of 900 Yen, and 90 day average of 1,215 Yen




52-week high:   (Yen)1,430

90-day average: (Yen)1,215

52-week low:    (Yen)900

Source: IDD Information Services

JPMORGAN

Juniper - three-year share price performance
Similar graph as on page 17 except that the period is now 3 years and there are no highlighted sections on graph



Source: IDD Information Services

JPMORGAN

Juniper performance versus peers
Similar graph as on page 17 except that 3 straight peer indices for Amway Japan have been added: Catalogue shopping (Senshukai, Cecile, Nissen, Mutow and Simree), Direct selling (Charle, Shaklee, Noevir, Avon Products Japan), and Retail cosmetics (Kao, Lion and Shiseido)

SHARES TRADED ANALYSIS - JUNIPER
--------------------------------------------------------------------------------
THOUSANDS OF SHARES TRADED, EXCEPT DAILY AVERAGE AND CUMULATIVE FIGURES


3 MONTHS

         Volume data                                 Stock price data
------------------------------                 ------------------------------
Daily avg.        79,984                       High               (Yen) 1,310
Cumulative     5,324,000                       Low                (Yen) 1,090
                                               Avg.               (Yen) 1,214

 1,000-(Yen) 1,100   (Yen)1,100-(Yen)1,200   (Yen) 1,200-(Yen)1,300
         691                   4,493                 140

6 MONTHS

        Volume data                                  Stock price data
------------------------------                 ------------------------------
Daily avg.       103,944                       High               (Yen) 1,310
Cumulative    13,837,000                       Low                (Yen) 1,000
                                               Avg.               (Yen) 1,180

 1,000-(Yen) 1,100   (Yen)1,100-(Yen)1,200   (Yen) 1,200-(Yen)1,300  (Yen) 1,300-(Yen) 1,400
      3,673                  3,468                   6,556                   140

12 MONTHS

        Volume data                                  Stock price data
------------------------------                 ------------------------------
Daily avg.        99,665                       High               (Yen) 1,420
Cumulative    26,117,000                       Low                (Yen)   915
                                               Avg.               (Yen) 1,193


(Yen)-900-(Yen) 1,000  1,000-(Yen) 1,100 (Yen)1,100-(Yen)1,200  (Yen) 1,200-(Yen)1,300 (Yen) 1,300-(Yen)1,400 (Yen) 1,400-(Yen)1,500
      393                    7,464              5,312                     11,143              1,740                     65

18 Months

        Volume data                                  Stock price data
------------------------------                 ------------------------------
Daily avg.       85,807                        Stock price data
Cumulative   33,784,000                        High               (Yen) 2,380
                                               Low                (Yen)   915
                                               Avg.               (Yen) 1,357


           (Yen)900-(Yen)1,000     (Yen)1,000-(Yen)1,100   (Yen)1,100-(Yen)1,200   (Yen)1,200-(Yen)1,300
                 393                     7,464                    5,312                    11,174


(Yen)1,300-(Yen)1,400  (Yen)1,400-(Yen)1,500   (Yen)1,500-(Yen)1,600   (greater than)(Yen)1,600  (Yen)1,700-(Yen)1,800
        1,989                  1,310                    2,182                              909           601



(Yen)1,800-(Yen)1,900   (Yen)1,900-(Yen)2,000   (Yen)2,000-(Yen)2,100   (Yen)2,100-(Yen)2,200   (Yen)2,200-Q(Yen)2,300
         527                 632                    812                     344                      72


(Yen)2,300-(Yen)2,400
          63





Source: IDD Information Services


JPMORGAN

PREMIUM ANALYSIS
--------------------------------------------------------------------------------
(Yen)


                                                                               BUYOUT PRICE
                                               ---------------------------------------------------------------------------
                                    VALUE        (Yen)1,200  (Yen)1,300   (Yen)1,400  (Yen)1,500   (Yen)1,600  (Yen)1,700
--------------------------------------------------------------------------------------------------------------------------
Premium to:
9/17/99 close                       1,090           10.1%       19.3%      28.4%       37.6%           46.8%       56.0%
52-week high(1)                     1,430          (16.1%)      (9.1%)     (2.1%)       4.9%           11.9%       18.9%
52-week low(2)                        900           33.3%       44.4%      55.6%       66.7%           77.8%       88.9%
30-day average                      1,202           (0.1%)       8.2%      16.5%       24.8%           33.1%       41.5%
90-day average                      1,215           (1.2%)       7.0%      15.2%       23.5%           31.7%       39.9%
180-day average                     1,181            1.6%       10.1%      18.5%       27.0%           35.5%       43.9%
360-day average                     1,209           (0.7%)       7.5%      15.8%       24.1%           32.3%       40.6%
2 year average                      1,771          (32.2%)     (26.6%)    (20.9%)     (15.3%)          (9.6%)      (4.0%)
--------------------------------------------------------------------------------------------------------------------------

                                        BUYOUT PRICE
                             -------------------------------------
                             (Yen)1,800    (Yen)1,900   (Yen)2,000
------------------------------------------------------------------
Premium to:
9/17/99 close                   65.1%       74.3%         83.5%
52-week high(1)                 25.9%       32.9%         39.9%
52-week low(2)                 100.0%      111.1%        122.2%
30-day average                  49.8%       58.1%         66.4%
90-day average                  48.2%       56.4%         64.6%
180-day average                 52.4%       60.9%         69.3%
360-day average                 48.9%       57.2%         65.4%
2 year average                   1.7%        7.3%         13.0%
-----------------------------------------------------------------



(1) November 5, 1998
(2) October 6, 1998

JPMORGAN

TRADING COMPANY VALUATION ANALYSIS
--------------------------------------------------------------------------------

$USMM
                                                        FIRM VALUE/                                         EQUITY VALUE/
                                 --------------------------------------------------------------    -------------------------------
                                                                     PROJ 1999       PROJ 2000           PROJ 1999      PROJ 2000
COMPANY                          PROJ 1999 EBIT   PROJ 2000 EBIT        EBITDA          EBITDA            EARNINGS       EARNINGS
-----------------------------------------------------------------------------------------------    -------------------------------
Senshukai_C                            28.8x            26.2x            14.0x           13.3x               59.2x         53.8x
Cecile_P                               23.9                NA            20.2               NA               43.8             NA
Nissen_C                               58.3             29.2             19.4            14.6                   NA         13.8
Mutow_C                                12.8             11.4              8.9             8.2                18.5          16.5
Shaklee_P                               9.7              9.6              7.6             7.5                28.0          27.7
Simree_P                               11.3             10.8              9.1             8.7                 8.7           8.3
Noevir_P                               14.3             12.0              8.4             7.5                41.2          34.8
Avon Products (Japan)_P                22.1             17.2             11.5            10.0                61.2          36.6
Kao_C                                  21.3             19.4             12.0            11.3                39.9          36.0
Lion_C                                 12.3             11.4              5.3             5.1                26.2          24.3
Shiseido_C                             15.7             12.5             10.3             8.9                49.6          39.3
----------------------------------------------------------------------------------------------------------------------------------
MEDIAN                                 15.7x            12.3x            10.3x            8.8x               40.6x         31.3x
----------------------------------------------------------------------------------------------------------------------------------
JUNIPER                                 9.0x             8.4x             7.8x            7.4x               20.0x         18.8x
APPLE                                  15.0x             8.2x            11.4x            7.0x               25.5x         14.3x
----------------------------------------------------------------------------------------------------------------------------------
Juniper financial values               $157.4           $129.3          $174.9          $153.0               $80.7          $71.9
Implied firm value using:
----------------------------------------------------------------------------------------------------------------------------------
MEDIAN                               $2,471.4         $1,583.3        $1,801.6        $1,346.4            $3,121.5       $2,097.1
----------------------------------------------------------------------------------------------------------------------------------
Net debt                             ($150.8)         ($150.8)        ($150.8)        ($150.8)            ($150.8)       ($150.8)
IMPLIED EQUITY VALUE USING:
----------------------------------------------------------------------------------------------------------------------------------
MEDIAN (US$MM)                       $2,622.2         $1,734.1        $1,952.4        $1,497.2            $3,272.3       $2,247.9
MEDIAN (JP(Yen)MM)               (Yen)280,054     (Yen)185,209    (Yen)208,522    (Yen)159,907        (Yen)349,485   (Yen)240,080
----------------------------------------------------------------------------------------------------------------------------------
Shares for valuation                    144.0            144.0           144.0           144.0               144.0          144.0
IMPLIED PER SHARE VALUE USING:
----------------------------------------------------------------------------------------------------------------------------------
MEDIAN (US$MM)                         $18.20           $12.04          $13.55          $10.39              $22.72         $15.61
MEDIAN (JP(YEN)MM)                 (Yen)1,944       (Yen)1,286      (Yen)1,448      (Yen)1,110          (Yen)2,426     (Yen)1,667
----------------------------------------------------------------------------------------------------------------------------------

Note: Based on 106.8 JPY/USD exchange rate

JPMORGAN

DCF FORECAST - JUNIPER
--------------------------------------------------------------------------------
$ MILLIONS

FROM AUG-2000 THROUGH AUG-2004                                                   PROJECTED
---------------------------------------------------------------------- --------------------
Sales CAGR                                                                         3.5%
Gross profit margin                                                               69.2
SG&A as % of sales                                                                56.8
EBITDA margin                                                                     14.4
EBIT margin                                                                       12.7
Depreciation/sales                                                                 1.8
Capex/sales                                                                        1.4
---------------------------------------------------------------------- --------------------

                                                                              PROJECTED
                                           ---------------------------------------------------------------------------------------
                      AUG-99               AUG-00              AUG-01              AUG-02              AUG-03              AUG-04
----------------------------------------------------------------------------------------------------------------------------------
Sales               $1,279.2             $1,250.0            $1,293.8            $1,339.0            $1,385.9            $1,434.4
  % growth             (15.4%)               (2.3%)               3.4%                3.4%                3.4%                3.4%

Gross profit           876.2                873.9               892.7               923.9               956.3               989.7
  % margin              68.5%                69.9%               69.0%               69.0%               69.0%               69.0%

SG&A                   719.7                745.4               738.0               754.0               771.2               794.9
  % of sales            56.3%                59.6%               57.0%               56.3%               55.6%               55.4%

EBITDA                 174.9                153.0               179.2               194.2               220.2               224.5
  % margin              13.7%                12.2%               13.9%               14.5%               15.9%               15.6%

EBIT                   157.4                129.3               155.5               170.5               196.4               200.7
  % margin              12.3%                10.3%               12.0%               12.7%               14.2%               14.0%

Net income              80.7                 71.9                86.4                94.8               109.2               111.7
  % margin               6.3%                 5.8%                6.7%                7.1%                7.9%                7.8%
----------------------------------------------------------------------------------------------------------------------------------

JPMORGAN

DCF VALUATION - JUNIPER
--------------------------------------------------------------------------------
US$ MILLIONS

                                           AUG-2000    AUG-2001      AUG-2002    AUG-2003       AUG-2004      AUG-2005    AUG-2006
-----------------------------------------------------------------------------------------------------------------------------------
Total sales                                $1,250.0    $1,293.8      $1,339.0    $1,385.9       $1,434.4      $1,484.6    $1,536.6
% growth                                       (2.3%)       3.5%          3.5%        3.5%           3.5%          3.5%        3.5%
EBIT                                          129.3       155.5         170.5       196.4          200.7         203.1       211.1
Taxable EBIT margin %                          10.3%       12.0%         12.7%       14.2%          14.0%         13.7%       13.7%
Taxes                                          58.2        70.0          76.7        88.4           90.3          91.4        95.0
EBIT tax rate %                                45.0%       45.0%         45.0%       45.0%          45.0%         45.0%       45.0%
-----------------------------------------------------------------------------------------------------------------------------------
EBIAT                                          71.1        85.5          93.8       108.0          110.4         111.7       116.1
+ depreciation                                 23.8        23.8          23.8        23.8           23.8          23.8        23.8
+ (increase) decrease in NWI                  (17.2)        9.9           3.7         5.9            1.7           0.9         2.2
+ (capital expenditures)                      (35.0)      (15.0)        (15.0)      (15.0)         (15.0)        (15.0)      (15.0)
Less: flows prior to September 13, 1999         1.7
-----------------------------------------------------------------------------------------------------------------------------------
Free cash flows for discounting                40.9       104.1         106.2       122.7          120.9         121.4       127.0
-----------------------------------------------------------------------------------------------------------------------------------

FIRM VALUE (US$MM)                                   EQUITY VALUE (US$MM)
   Sales g        1.5%       2.0%       2.5%            Sales g      1.5%       2.0%       2.5%
-----------------------------------------------      ---------------------------------------------
    WACC                                                 WACC
    7.0%          $1,892     $2,043     $2,228           7.0%        $2,061     $2,212     $2,397
    8.0%          $1,605     $1,708     $1,830           8.0%        $1,775     $1,877     $1,999
    9.0%          $1,395     $1,468     $1,553           9.0%        $1,564     $1,638     $1,723
   10.0%          $1,234     $1,288     $1,350          10.0%        $1,403     $1,458     $1,520
   11.0%          $1,106     $1,148     $1,195          11.0%        $1,275     $1,317     $1,364
-----------------------------------------------      ---------------------------------------------

 EQUITY VALUE/SHARE (US$)
   Sales g         1.5%       2.0%       2.5%
 ---------------------------------------------
    WACC
    7.0%         $14.31     $15.36     $16.64
    8.0%         $12.32     $13.03     $13.88
    9.0%         $10.86     $11.37     $11.96
   10.0%          $9.74     $10.12     $10.55
   11.0%          $8.85      $9.14      $9.47
 ---------------------------------------------


FIRM VALUE (JP(Yen)MM)                                 EQUITY VALUE (JP(Yen)MM)
   Sales g       1.5%       2.0%       2.5%            Sales g         1.5%       2.0%       2.5%
------------------------------------------------    --------------------------------------------------
    WACC                                                 WACC
    7.0%  (Yen)202,038 (Yen)218,182 (Yen)237,914          7.0%  (Yen)220,113 (Yen)236,257 (Yen)255,989
    8.0%  (Yen)171,445 (Yen)182,418 (Yen)195,385          8.0%  (Yen)189,520 (Yen)200,493 (Yen)213,460
    9.0%  (Yen)148,969 (Yen)156,826 (Yen)165,892          9.0%  (Yen)167,044 (Yen)174,901 (Yen)183,967
   10.0%  (Yen)131,748 (Yen)137,596 (Yen)144,223         10.0%  (Yen)149,823 (Yen)155,671 (Yen)162,297
   11.0%  (Yen)118,126 (Yen)122,609 (Yen)127,619         11.0%  (Yen)136,201 (Yen)140,684 (Yen)145,694
------------------------------------------------     -------------------------------------------------


      EQUITY VALUE/SHARE (JP(Yen))
    Sales g         1.5%       2.0%       2.5%
  ----------------------------------------------
     WACC
      7.0%  (Yen)1,528   (Yen)1,640   (Yen)1,777
      8.0%  (Yen)1,316   (Yen)1,392   (Yen)1,482
      9.0%  (Yen)1,160   (Yen)1,214   (Yen)1,277
     10.0%  (Yen)1,040   (Yen)1,081   (Yen)1,127
     11.0%  (Yen)946     (Yen)977     (Yen)1,011
  ----------------------------------------------


Note: Assumes exchange rate of 106.8 USD/JPY

JPMORGAN

AGENDA
--------------------------------------------------------------------------------

-    J.P. Morgan's approach to valuation

-    Apple

     -    Market information

     -    Trading valuation

     -    Discounted cash flow

-    Juniper

     -    Market information

     -    Trading multiples

     -    Discounted cash flow

--------------------------------------------------------------------------------
-    CASE STUDIES
--------------------------------------------------------------------------------

     -    Herbalife transaction

     -    Japanese go-private transactions

-    Go-private premiums

-    Juniper ADRs

-    Shareholder information


JPMORGAN

MH MILLENIUM HOLDINGS LLC TENDER OFFER FOR
HERBALIFE INTL. INC.

Acquiror                    MH Millenium Holdings

Target                      Herbalife Inc.

Tender offer agent          DLJ

Period                      From 9/14/99 to 10/15/99

Offer price                 $17.00

Total shareholders          NA

Target # of shares to be    11.6 million A and B shares
purchase d                  (40.7% of total shares)

Conditions                  Majority of A and B shares

Price before ann.           A shares $12.00
                            B shares $9.16

Prior 1 mo. avg. price      $12.48 A shares
                            $9.32 B shares

Stock price range during    NA
tender offer

5-yr low/high range         $7.00-$36.88 A shares
                            $6.63-$26.75 B shares(1)

Prior 1 mo. average daily   20,286 A shares
volume                      29,276 B shares

Volume on day after         416,400 A shares
announcement                902,700 B shares

Shares tendered             NA

Shares purchased            NA

Acquiror pre-tender offer   55.4% A shares
ownership                   59.0% B shares

Acquiror post-tender offer  NA
ownership


- Offer represented a significant premium to both one year and three year trading values. At preannouncement prices, the offer represents a 85.6% premium to the Class B share price and a 41.7% premium to the Class A share price

- Currently, Mark Hughes, owns 55.4% of the outstanding Class A shares and 59.0% of the Class B shares

- Given the unsatisfactory share price performance, Mark Hughes decided that Herbalife would have greater flexibility to invest in geographical markets which require greater lead-time and investment in infrastructure to produce excess shareholder returns

- Herbalife will begin to operate in both China and India within the next two years. The company feels these two new markets will be less able to deliver the immediate rapid growth which public markets require

(1) Since inception December 15, 1997

Graph displaying stock price of Herbalife class A and B shares for the Last Twelve Months prior to transaction announcement date. Graph also highlights offer price. Graph displaying stock price of Herbalife class A shares for the three years prior to transaction announcement date. Graph also highlights offer price.

SHOWA DENKO K.K. TENDER OFFER FOR SDS BIOTECH
--------------------------------------------------------------------------------

Acquiror                         Showa Denko K.K (Japan)

Target                           SDS Biotech K.K  (OTC)

Tender offer agent               Nomura Securities

Period                           From 4/2/98 to 4/22/98 (20days)

Offer price                      (Yen) 1,550

Total shareholders               229

Target # of shares to be         5,931,000 shares
purchased                        (66.2% of shares outstanding)
Conditions                       Minimum 4.91 mil. shares tendered

Price before ann.                (Yen)890 (implies a 72.4% premium)

Prior 1 mo avg. price            (Yen)913 (implies a 69.8% premium)

Stock price range during         (Yen)1,500 to (Yen)1,520
tender offer
5-yr low/high range              (Yen)835 to (Yen)3,100

Prior 1 mo. average daily        1,333
volume

Volume on day after              6,000
announcement

Shares tendered                  5,716,000 shares (63.8%)

Shares purchased                 5,716,000 shares (63.8%, of which
                                 54.8% from Novartis)

Acquiror pre-tender offer        33.8%
ownership

Acquiror post-tender offer       97.59%
ownership


- Showa Denko acquired an additional 63.8% of SDS Biotech through a tender offer

     - Purchase included 54.8% stake owned by Novartis AG, which was primary objective

     -    Remaining shares were held mainly by Japanese banks

- Showa Denko intends to establish an integrated production/sale enterprise for agrochemicals and increase flexibility of management

     - The company had historically supplied raw ingredients for SDS's fungicide and herbicides but had not marketed its own agricultural chemicals

     - SDS Biotech will transfer the businesses of agrochemicals, veterinary pharmaceuticals and public health products that have been imported from Novartis for resale

JP MORGAN

SDS biotech stock price performance
Same two graphs as on page 27, but for SDS Biotech shares

NCR'S TENDER OFFER FOR NCR JAPAN
--------------------------------------------------------------------------------

Acquiror                         NCR Corp.

Target                           NCR Japan (TSE 1st Section)

Tender offer agent               Nomura Securities

Period                           From 4/20/98 to 6/3/98 (45 days)

Offer price                      (Yen)607

Total shareholders               11,145

Target # of shares to be         66 million shares (30% of shares
purchased                        outstanding)
Conditions                       Minimum 33 mil. shares tendered

Price before ann.                (Yen)480 (implies a 26.5% premium)

Prior 1 mo avg. price            (Yen)450 (implies a 34.9% premium)

Stock price range during         (Yen)574 to (Yen)600
tender offer
5-yr low/high range              (Yen)358 to (Yen)1,600

Prior 1 mo. average daily        200,870
volume

Volume on day after              1,774,000
announcement

Shares tendered                  59,700,000

Shares purchased                 59,700,000

Acquiror pre-tender offer        70%
ownership

Acquiror post-tender offer       97.14%
ownership

- NCR Japan is NCR's largest subsidiary and was also the only regional unit whose shares are publicly traded

- NCR intends to divide global operations by product rather than by country in order to streamline business decisions

-    NCR Japan will be delisted from the Tokyo and Osaka stock exchanges

- The offer price was 607 yen, an approximate 26.5 percent premium over the close prior to the tender offer announcement

- NCR used Nomura Securities to the chagrin of Nikko Securities, NCR Japan's lead underwriter

JP MORGAN

NCR Japan stock price performance
Same two graphs as on page 27, but for NCR Japan shares



JP MORGAN

NCR Japan trading history
Graph displaying the daily traded volume for NCR Japan shares by price for five years prior to transaction annoucement. Graph highlights volume weighted average share price of 1,085 Yen and offer price of 607 Yen

NCR Japan histrorical trading information
Graph displaying the annual stock price range of NCR Japan from 1989 to 1998 (thru tender offer annoucement date). Graph highlights tender offer price of 607 Yen. Graph displaying the annual shares traded volume for NCR Japan from 1991 to 1998 (thru tender offer annoucement date).

TI GROUP'S TENDER OFFER FOR JAPAN MARINE TECHNOLOGIES
--------------------------------------------------------------------------------

----------------------------------- ---------------------------------------------
Acquiror                            TI Group PLC (U.K.)
----------------------------------- ---------------------------------------------
Target                              Japan Marine Technologies (OTC)
----------------------------------- ---------------------------------------------
Tender offer agent                  Jarding Fleming, Nomura Securities
----------------------------------- ---------------------------------------------
Period                              From 4/21/98 to 5/20/98 (30 days)
----------------------------------- ---------------------------------------------
Offer price                         (Yen)580
----------------------------------- ---------------------------------------------
Total shareholders                  1,189
----------------------------------- ---------------------------------------------
Target # of shares to be purchased  4,886,000 shares
                                    (49.9% of shares outstanding)
----------------------------------- ---------------------------------------------
Conditions                          Minimum of 17% tendered
----------------------------------- ---------------------------------------------
Price before ann.                   (Yen)370 (implies a 56.8% premium)
----------------------------------- ---------------------------------------------
Prior 1 mo. avg. price              (Yen)357 (implies a 62.5% premium)
----------------------------------- ---------------------------------------------
Stock price range during tender     (Yen)562 to (Yen)575
offer
----------------------------------- ---------------------------------------------
5-yr low/high range                 (Yen)310 to (Yen)4,150
----------------------------------- ---------------------------------------------
Prior 1 mo. average daily volume    5,083
----------------------------------- ---------------------------------------------
Volume on day after announcement    228,000
----------------------------------- ---------------------------------------------
Shares tendered                     3,858,000
----------------------------------- ---------------------------------------------
Shares purchased                    3,858,000
----------------------------------- ---------------------------------------------
Acquiror pre-tender offer           50.1%
ownership
----------------------------------- ---------------------------------------------
Acquiror post-tender offer          89.6%
ownership
----------------------------------- ---------------------------------------------

- Offer represented a significant premium to recent trading values, but it was still considerably lower than historical highs of close to (Yen)4,000

- TI Group indicated that it would not purchase any shares if less than 17% tender as TI Group wished to achieve 67%, the level of ownership necessary to exert "negative" control through veto rights

- TI Group intends to accelerate the growth of its marine division by providing a stronger foothold in the Far East

    - Prefers to reduce holdings by Japanese financial institutions which TI Group has deemed unstable

    - TI Group was motivated to launch this offer due to the success of its Japanese subsidiary

JP MORGAN

Japan Marine Technology Stock Price Performance

Same graphs as on page 27, but for Japan Marine Technology.















JP MORGAN

Japan Marine Technology Historical Trading Information

Same graph as on page 33, but for Japan Marine Technology. Graph highlights volume weighted average share price of 2,142 Yen and offer price of 580Yen

Japan Marine Techonology Historical Trading Information
Graph displaying the annual stock price range of Japan Marine Techonology from 1990 to 1998 (thru tender offer annoucement date). Graph highlights tender offer price of 580 Yen. Graph displaying the annual shares traded volume for Japan Marine Techonology from 1993 to 1998 (thru tender offer annoucement date).

JAPAN TOBACCO'S TENDER OFFER FOR TORII PHARMACEUTICAL
--------------------------------------------------------------------------------

----------------------------------- ----------------------------------------------
Acquiror                            Japan Tobacco
----------------------------------- ----------------------------------------------
Target                              Torii Pharmaceutical
----------------------------------- ----------------------------------------------
Tender offer agent                  Nomura Securities
----------------------------------- ----------------------------------------------
Period                              From 11/2/98 to 11/24/98
----------------------------------- ----------------------------------------------
Offer price                         (Yen)2,681
----------------------------------- ----------------------------------------------
Total shareholders                  3,658
----------------------------------- ----------------------------------------------
Target # of shares to be purchased  16 million shares (55.56% of shares outstanding)
----------------------------------- ----------------------------------------------
Conditions                          Minimum of 14,695,000
                                    Maximum of 16,000,000
----------------------------------- ----------------------------------------------
Price before ann.                   (Yen)2,490 (implies a 7.7% premium)
----------------------------------- ----------------------------------------------
Prior 1 mo. avg. price              (Yen)2,310 (implies a 16.1% premium)
----------------------------------- ----------------------------------------------
Stock price range during tender     (Yen)2,600 to (Yen)2,680
offer
----------------------------------- ----------------------------------------------
5-yr low/high range                 (Yen)1,430 to (Yen)3,440
----------------------------------- ----------------------------------------------
Prior 1 mo. average daily volume    11,735
----------------------------------- ----------------------------------------------
Volume on day after announcement    52,600
----------------------------------- ----------------------------------------------
Shares tendered                     15,398,800
----------------------------------- ----------------------------------------------
Shares purchased                    15,398,800
----------------------------------- ----------------------------------------------
Acquiror pre-tender offer           0.0%
ownership
----------------------------------- ----------------------------------------------
Acquiror post-tender offer          53.47%
ownership
----------------------------------- ----------------------------------------------

- Japan Tobacco's acquisition of a controlling interest in Torii Pharmaceutical is a significant step for JT in enhancing its pharmaceutical business and diversifying its portfolio of businesses which has been predominantly dependent upon tobacco products (98 percent)

- Asahi Beer acquired its interest in Torii Pharmaceutical in 1988 at a time when beer companies were looking to invest in other high growth businesses. However, faced with high leverage, Asahi Beer initiated a strategic restructuring of its business, including the sale of its stake in Fosters in 1997 and the sale of its Torii holdings

- The offer price was 2,681 yen, an approximate 7.7 percent premium over the close price prior to the tender offer announcement

JP MORGAN

Torii Pharmaceutical's Stock Price Performance

Same two graphs as on page 27, but for Torii Pharmaceutical.

MANNESMAN'S TENDER OFFER FOR UCHIDA HYDRAULICS
--------------------------------------------------------------------------------

----------------------------------- --------------------------------------
Acquiror                            Mannesman Rexroth AG
----------------------------------- --------------------------------------
Target                              Uchida Hydraulics
----------------------------------- --------------------------------------
Tender offer agent                  Daiwa Securities
----------------------------------- --------------------------------------
Period                              From 2/1/99 to 3/4/99
----------------------------------- --------------------------------------
Offer price                         (Yen)200
----------------------------------- --------------------------------------
Total shareholders                  3,237
----------------------------------- --------------------------------------
Target # of shares to be purchased  15,089,750 shares
                                    (49.5% of shares outstanding)
----------------------------------- --------------------------------------
Conditions                          None
----------------------------------- --------------------------------------
Price before ann.                   (Yen)201 (implies 0.5% discount)
----------------------------------- --------------------------------------
Prior 1 mo. avg. price              (Yen)161 (implies 24.2% premium)
----------------------------------- --------------------------------------
Stock price range during tender     (Yen)164 to (Yen)221
offer
----------------------------------- --------------------------------------
5-yr low/high range                 (Yen)131 to(Yen)749
----------------------------------- --------------------------------------
Prior 1 mo. average daily volume    3,105
----------------------------------- --------------------------------------
Volume on day after announcement    148,000
----------------------------------- --------------------------------------
Shares tendered                     5,744,611
----------------------------------- --------------------------------------
Shares purchased                    5,744,611
----------------------------------- --------------------------------------
Acquiror pre-tender offer           50.50%
ownership
----------------------------------- --------------------------------------
Acquiror post-tender offer          68.49%
ownership
----------------------------------- --------------------------------------

- Rexroth first acquired 25% of Uchida Hydraulics in 1978 and increased its stake to 50.5% in 1997 through new issuance

- Initially, president of Uchida (Mr. Uchida, founder's son) was against the idea of TOB, as he believed that the Uchida's business may deteriorate if it were to become 100% subsidiary of Germany company

-   Rexroth replaced Mr. Uchida with new President in March 1999

- Rexroth wished to make Uchida a 100% owned subsidiary, but achieved only 68.49% ownership after tender offer

JP MORGAN

Uchida Hydraulics' Stock Price Performance

Same two graphs as on page 27, but for Uchida Hydraulics.

C&W'S TENDER OFFER FOR IDC
--------------------------------------------------------------------------------

----------------------------------- ---------------------------------------------------
Acquiror                            Cable & Wireless (C&W)
----------------------------------- ---------------------------------------------------
Target                              International Digital Communications (IDC)
----------------------------------- ---------------------------------------------------
Tender offer agent                  Schroder Securities
----------------------------------- ---------------------------------------------------
Period                              Closed on June 16, 1999
----------------------------------- ---------------------------------------------------
Offer price                         (Yen)110,577
----------------------------------- ---------------------------------------------------
Total shareholders                  141
----------------------------------- ---------------------------------------------------
Target # of shares to be purchased  82.3%
----------------------------------- ---------------------------------------------------
Conditions                          NA
----------------------------------- ---------------------------------------------------
Price before ann.                   NA
----------------------------------- ---------------------------------------------------
Prior 1 mo. avg. price              NA
----------------------------------- ---------------------------------------------------
Stock price range during tender     NA
offer
----------------------------------- ---------------------------------------------------
5-yr low/high range                 NA
----------------------------------- ---------------------------------------------------
Prior 1 mo. average daily volume    NA
----------------------------------- ---------------------------------------------------
Volume on day after announcement    NA
----------------------------------- ---------------------------------------------------
Shares tendered                     80.0%
----------------------------------- ---------------------------------------------------
Shares purchased                    80.0%
----------------------------------- ---------------------------------------------------
Acquiror pre-tender offer ownership 17.7%
----------------------------------- ---------------------------------------------------
Acquiror post-tender offer
ownership                           97.7%
----------------------------------- ---------------------------------------------------



- Cable & Wireless gained 97.69 percent of IDC, becoming the first foreign company to own a Japanese telecommunications provider outright

- The move concludes a rare hostile takeover bid in Japan, in which C&W competed against NTT, the world's largest phone company

- Of IDC's 141 shareholders, 134 accepted C&W's offer of (Yen)110,577 a share, valuing IDC at (Yen)69 billion

    - IDC's major shareholders included Toyota Motor Corp and Itochu Corp, each of which owned 17.7 percent and AirTouch Communications which owned 10 percent

- C&W plans to integrate IDC into its worldwide operations and sees IDC as a key strategic plank in its focus on data and IP services for business customers in Japan

-   C&W is further exploring Japan-options with operators such as DDI and TTNet

JP MORGAN

SUMMARY OF JAPANESE TENDER OFFER CASE STUDIES
--------------------------------------------------------------------------------

------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Acquiror                       Showa Denko K.K (Japan)   NCR Corp.                 TI Group PLC (U.K.)      Japan Tobacco
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Target                         SDS Biotech K.K  (OTC)    NCR Japan (TSE 1st        Japan Marine             Torii Pharmaceutical
                                                         Section)                  Technologies (OTC)
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Tender offer agent             Nomura Securities         Nomura Securities         Jarding Fleming,         Nomura Securities
                                                                                   Nomura Securities
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Period                         From 4/2/98 to 4/22/98    From 4/20/98 to 6/3/98    From 4/21/98 to          From 11/2/98 to 11/24/98
                               (20 days)                 (45 days)                 5/20/98 (30 days)
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Offer price                    (Yen) 1,550               (Yen)607                  (Yen)580                 (Yen)2,681
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Total shareholders             229                       11,145                    1,189                    3,658
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Target # of shares to be       5,931,000 shares          66 million shares (30%    4,886,000 shares         16 million shares
purchased                      (66.2% of shares          of shares outstanding)    (49.9% of shares         (55.56% of
                               outstanding)                                        outstanding)              shares outstanding)
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Conditions                     Minimum 4.91 MM shares    Minimum 33 MM shares      Minimum of 17% tendered  Minimum of 14,695,000
                               tendered                  tendered                                           Maximum of 16,000,000
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Price before ann.              (Yen)890 (implies a 72.4% (Yen)480 (implies a 26.5% (Yen)370 (implies a     (Yen)2,490 (implies a
                                premium)                 premium)                  56.8% premium)           7.7% premium)
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Prior 1 mo avg. price          (Yen)913 (implies a      (Yen)450 (implies a 34.9%  (Yen)357 (implies a      (Yen)2,310 (implies a
                               69.8% premium)            premium)                  62.5% premium)           16.1% premium)
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Stock price range during       (Yen)1,500 to (Yen)1,520  (Yen)574 to (Yen)600      (Yen)562 to (Yen)575     (Yen)2,600 to (Yen)2,680
tender offer
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
5-yr low/high range            (Yen)835 to (Yen)3,100    (Yen)358 to (Yen)1,600    (Yen)310 to (Yen)4,150   (Yen)1,430 to (Yen)3,440
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Prior 1 mo. average daily      1,333                     200,870                   5,083                    11,735
volume
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Volume on day after            6,000                     1,774,000                 228,000                  52,600
announcement
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Shares tendered                5,716,000 shares (63.8%)  59,700,000                3,858,000                15,398,800
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Shares purchased               5,716,000 shares          59,700,000                3,858,000                15,398,800
                               (63.8%, of which
                               54.8% from Novartis)
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Acquiror pre-tender offer      33.8%                     70%                       50.1%                    0.0%
ownership
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------
Acquiror post-tender offer     97.59%                    97.14%                    89.6%                    53.47%
ownership
------------------------------ ------------------------- ------------------------- ------------------------ ------------------------

------------------------------ ------------------------ -------------------------
Acquiror                       Mannesman Rexroth AG     Cable & Wireless (C&W)
------------------------------ ------------------------ -------------------------
Target                         Uchida Hydraulics        International Digital
                                                        Communications (IDC)
------------------------------ ------------------------ -------------------------
Tender offer agent             Daiwa Securities         Schroder Securities

------------------------------ ------------------------ -------------------------
Period                         From 2/1/99 to 3/4/99    Closed on June 16, 1999

------------------------------ ------------------------ -------------------------
Offer price                    (Yen)200                 (Yen)110,577
------------------------------ ------------------------ -------------------------
Total shareholders             3,237                    141
------------------------------ ------------------------ -------------------------
Target # of shares to be       15,089,750 shares        82.31 percent
purchased                      (49.5% of shares
                               outstanding)
------------------------------ ------------------------ -------------------------
Conditions                     None                     NA

------------------------------ ------------------------ -------------------------
Price before ann.              (Yen)201 (implies 0.5%   NA
                               discount)
------------------------------ ------------------------ -------------------------
Prior 1 mo avg. price          (Yen)161 (implies 24.2%  NA
                               premium)
------------------------------ ------------------------ -------------------------
Stock price range during       (Yen)164 to (Yen)221     NA
tender offer
------------------------------ ------------------------ -------------------------
5-yr low/high range            (Yen)131 to (Yen)749     NA
------------------------------ ------------------------ -------------------------
Prior 1 mo. average daily      3,105                    NA
volume
------------------------------ ------------------------ -------------------------
Volume on day after            148,000                  NA
announcement
------------------------------ ------------------------ -------------------------
Shares tendered                5,744,611                499,199
------------------------------ ------------------------ -------------------------
Shares purchased               5,744,611                499,199


------------------------------ ------------------------ -------------------------
Acquiror pre-tender offer      50.50%                   17.69 %
ownership
------------------------------ ------------------------ -------------------------
Acquiror post-tender offer     68.49%                   97.69 %
ownership
------------------------------ ------------------------ -------------------------

JP MORGAN

HISTORICAL JAPANESE TENDER OFFER TRANSACTIONS
--------------------------------------------------------------------------------

SELECTED TRANSACTIONS

TENDER OFFER        ACQUIROR                     ACQUIREE                       TOTAL AMOUNT    TENDER PRICE   MARKET PRICE
PERIOD                                           (TICKER)

3/7/72-             The Bendix Corporation       Jidosha Kiki (7237)                    97,300    (Yen)1,725     (Yen)1,652
4/6/72

12/13/75-           Okinawa Elecric Power        Okinawa Haiden (private)              198000,            NA             NA
1/12/76                                          Chuo Haiden (private)                  219440

1/23/90-            Orix                         Orix Ichioka (8813)                   415,374    (Yen)3,670     (Yen)4,000
2/22/90

2/28/91-            Gadelius                     Fuso Donetsu Industries             1,973,737            NA             NA
3/22/91                                          (private)

3/1/91-             New Home Credit              Kokusai Kogyo (9231)               21,329,000    (Yen)1,470     (Yen)1,470
3/21/91

3/20/91-            Daiei                        Maruetsu (8178)                    26,931,000    (Yen)2,046     (Yen)1,970
4/9/91

3/20/91-            Daiei                        Chujitsuya (8271)                  37,887,000    (Yen)2,700     (Yen)2,810
4/9/91              Maruetsu

9/14/92-            Avon Beauty Products,        Avon Products (OTC)                 5,727,000      (Yen)560       (Yen)470
11/2/92             Avon International
                    Operations

10/20/92-           Mitsubishi Chemical          Emoto Industry (7948)               3,528,000    (Yen)1,480     (Yen)1,700
11/9/92




TENDER OFFER            PREMIUM/  TRANSACTION DESCRIPTION
PERIOD                  DISCOUNT

3/7/72-                     4.4%   Increase ownership
4/6/72

12/13/75-                     NA   Merger
1/12/76

1/23/90-                  (8.3%)   Wholly own as a 100%
2/22/90                            subsidiary

2/28/91-                      NA   Friendly acquisition
3/22/91

3/1/91-                     0.0%   Seize target's shares
3/21/91                            through execution of
                                   collateral rights
3/20/91-                    3.9%   Strengthen retail
4/9/91                             business

3/20/91-                  (3.9%)   Strengthen retail
4/9/91                             business

9/14/92-                   19.1%   Increase ownership
11/2/92


10/20/92-                (12.9%)   Purchase from a major
11/9/92                            shareholder to
                                   strengthen
                                   relationships

JP MORGAN

--------------------------------------------------------------------------------

SELECTED TRANSACTIONS

TENDER OFFER        ACQUIROR                     ACQUIREE                        TOTAL AMOUNT   TENDER PRICE  MARKET PRICE
PERIOD                                           (TICKER)

2/22/93-            Nippon Steel Europe B.V.     Nippon Steel                          30,560   (Yen)180,000  (Yen)660,000
3/15/93                                          Semiconductor (OTC)

3/23/93-            Kenjiro Nakamura             Sakura Rubber (5189)               1,226,000       (Yen)355      (Yen)339
4/12/93



9/23/93-            Electronic Data Systems      Japam Systems (9758)               7,667,000       (Yen)369      (Yen)841
10/13/93


3/4/94-             Wada Management Co., Ltd.    Marumitsu (8256)                   6,881,000       (Yen)800      (Yen)940
3/24/94



5/10/95-            Glaxo Welcome plc            Welcome plc                           14,843    (pound)7.22  (pound)10.69
6/21/95

2/2/96-             Ajinomoto Roussel Uclaf SA   Morishita Roussel                  5,928,920       (Yen)640            NA
2/22/96                                          (private)

3/18/96-            Knorr AG (BASF)              Hokuriku Phamaceutical            18,980,000     (Yen)1,450    (Yen)1,820
4/8/96                                           (4546)

8/28/96-            JAC.Shigeru Watanabe         AM Japan (8047)                    2,148,000       (Yen)575      (Yen)894
9/17/96




TENDER OFFER          PREMIUM/      TRANSACTION
PERIOD                DISCOUNT      DESCRIPTION

2/22/93-               (72.7%)      Acquire
3/15/93                             management control

3/23/93-                  4.7%      Purchase from a
4/12/93                             major shareholder
                                    to strengthen
                                    business
                                    background
9/23/93-               (56.1%)      Own 100% to
10/13/93                            conduct
                                    restructuring

3/4/94-                (14.9%)      Purchase from a
3/24/94                             major shareholder
                                    for capital
                                    alliance

5/10/95-               (32.5%)      Wholly own as a
6/21/95                             100% subsidiary

2/2/96-                     NA      Merger
2/22/96

3/18/96-               (20.3%)      Acquire
4/8/96                              management control

8/28/96-               (35.7%)      Purchase from
9/17/96                             target's parent
                                    for cooperative
                                    alliance

JP MORGAN

--------------------------------------------------------------------------------

SELECTED TRANSACTIONS

TENDER OFFER        ACQUIROR                     ACQUIREE                         TOTAL AMOUNT   TENDER PRICE   MARKET PRICE
PERIOD                                           (TICKER)

9/25/96-            Ono Soko                     Royal Electric (6593)               2,041,000      (Yen)2,350,     (Yen)2,050
10/15/96                                         Common Equity,                         CB 364      SFr55,000
                                                 SFr CB                                                   per
                                                                                                    SFr50,000

12/26/96-           Kinugawa Rubber              Teito Rubber (5188)                 1,200,000         (Yen)300          NA
1/15/97             Industrial, Calsonic


2/25/97-            Honen Co.                    Nikka Fats & Oils (2603)            1,740,000         (Yen)173       (Yen)228
3/18/97


3/19/97-            Long Valley River            Kita no Kazoku (private)
4/22/97

7/2/97-             Yoji Takahashi, Rainbow      Orika (3570)
7/22/97             Development

5/29/97-            Kyokuichi Corp.              Yahagi Steel (5544)                15,650,000         (Yen)237       (Yen)634
 7/22/97


7/18/97-            Namura Shipbuilding          Orii (6283)                         2,829,000         (Yen)600       (Yen)720
8/7/97



7/30/97-            Hayao Nakayama (Sega CEO),   Lease Denshi (9816)                 2,009,000         (Yen)430       (Yen)400
8/19/97             NA International, Haruki
                    Nakayama, Ado Denshi,
                    Kazuo Kanayama (Ado CEO)


TENDER OFFER          PREMIUM/     TRANSACTION
PERIOD                DISCOUNT     DESCRIPTION

9/25/96-               (12.8%)     Participate in the
10/15/96                           management



12/26/96-                   NA     Purchase from the
1/15/97                            largest shareholder
                                   to restructure target

2/25/97-               (24.1%)     Purchase to
3/18/97                            strengthen business
                                   relationship

3/19/97-
4/22/97

7/2/97-                            Purchase from a
7/22/97                            major shareholder

5/29/97-               (62.6%)     Purchase from
 7/22/97                           largest shareholder
                                   to start new business

7/18/97-               (16.7%)     Purchase from
8/7/97                             largest shareholder
                                   to improve group's
                                   technology

7/30/97-                  7.5%     Purchase from a
8/19/97                            major shareholder

JP MORGAN

--------------------------------------------------------------------------------

SELECTED TRANSACTIONS

TENDER OFFER        ACQUIROR                    ACQUIREE                         TOTAL AMOUNT   TENDER PRICE   MARKET PRICE
PERIOD                                          (TICKER)

9/2/97-             Toyota Motor                USK (1796)                            188,700     (Yen)1,000       (Yen)900
9/24/97



9/26/97-            Kinki Nippon Railway        Dai-Nippon Construction             3,300,000       (Yen)270       (Yen)234
10/16/97                                        (1836)

11/26/97-           Kanematsu                   Unidux (9897)                       1,310,000       (Yen)700       (Yen)405
12/16/97

12/24/97-           Audi                        Fahren Tokyo KK (8297)                               (Yen)39             NA
2/12/98

4/2/98-             Showa Denko                 SDS Biotech (4952)                  5,931,000     (Yen)1,550     (Yen)1,510
4/22/98

4/20/98-            NCR Holdings                NCR Japan (6953)                   59,707,012       (Yen)607       (Yen)480
6/3/98

4/21/98-            TI Group plc                Japan Marine Technologies           3,858,000       (Yen)580       (Yen)370
5/20/98                                         (6348)


5/27/98-            Gurmet Kineya               Genki Sushi (9828)                  3,000,000     (Yen)1,500     (Yen)1,411
6/16/98

7/29/98-            Naoyuki Toriumi (Honmoku    Sari (9958)                         4,543,000        (Yen)30       (Yen)115
8/18/98             Building Service CEO)



TENDER OFFER        PREMIUM/    TRANSACTION DESCRIPTION
PERIOD              DISCOUNT

9/2/97-                11.1%    Construct business
9/24/97                         alliance thru capital
                                and management
                                participation

9/26/97-               15.4%    Improve the level of
10/16/97                        share holding

11/26/97-              72.8%    Strengthen relations
12/16/97                        among group companies

12/24/97-                NA     Reorganization of the
2/12/98                         group

4/2/98-                 2.6%    Acquire management
4/22/98                         control

4/20/98-               26.5%    Wholly own as a 100%
6/3/98                          subsidiary

4/21/98-               56.8%    Construct and
5/20/98                         strengthen business
                                alliance

5/27/98-                6.3%    Strengthen and expand
6/16/98                         business alliance

7/29/98-             (73.9%)    Hitachi Credit
8/18/98                         virtually acquired
                                Sali through its
                                nonbank Fiji Kikaku

JP MORGAN

--------------------------------------------------------------------------------

SELECTED TRANSACTIONS

TENDER OFFER        ACQUIROR                   ACQUIREE                           TOTAL AMOUNT  TENDER PRICE   MARKET PRICE
PERIOD                                         (TICKER)
10/15/98            Sanko Co., Ltd             Tensho Electric                       6,313,000    (Yen)205         (Yen)105
                                               Industries (6776)






10/30/98            Japan Tabacco              Torii Pharmaceutical              1,600,000,000  (Yen)2,680       (Yen)2,500
                                               (4551)






10/8/98             Autobacs Seven             Auto Halloes (7547)                   3,000,000    (Yen)284         (Yen)315



8/28/98             Toyota Motor               Daihatsu (7262)                      71,450,000    (Yen)519         (Yen)486



10/30/98-           Bank of Tokyo-Mitsubishi   Ryoko Securities (private)            6,000,000    (Yen)150               NA
11/19/98






TENDER OFFER         PREMIUM/    TRANSACTION
PERIOD               DISCOUNT    DESCRIPTION
10/15/98                95.2%    Purchase from a major
                                 shareholder, Asahi
                                 Chemical. Acquire
                                 management control to
                                 restructure Tensho
                                 and also transfer
                                 technology to Sanko

10/30/98                 7.2%    Purchase from a major
                                 shareholder, Kirin,
                                 and acquire
                                 management control to
                                 strengthen
                                 phermaceutical
                                 operation

10/8/98                (9.8%)    Acquire to strengthen
                                 retail business in
                                 Hokkaido area

8/28/98                  6.8%    Acquire to construct
                                 business alliance in
                                 Toyota group

10/30/98-                 NA     Acquire to strengthen
11/19/98                         closer relationship
                                 and develop
                                 involvement of BoTM
                                 group in securities
                                 business


JP MORGAN

--------------------------------------------------------------------------------

SELECTED TRANSACTIONS

TENDER OFFER        ACQUIROR                   ACQUIREE                           TOTAL AMOUNT  TENDER PRICE   MARKET PRICE
PERIOD                                         (TICKER)
11/10/98-           Komatsu                    Komatsu Zenoah (7204)                11,000,000      (Yen)300        (Yen)244
11/30/98

11/30/98-1/4/99     United Micro Electronics   Nippon Steel Semiconductor               30,560   (Yen)50,000    (Yen)147,000
                    Corp., Golden Global Inc.  (6939, Nippon Foundry)


2/1/99-             Mannesman                  Uchida Hydraulics (6389)              5,744,461      (Yen)200        (Yen)201
3/4/99

2/16/99-            Rohm                       Apollo Electric (6978)                4,039,000      (Yen)973        (Yen)675
3/8/99

4/1/99- 4/21/99     Emplus, Makoto Yokota      Norita Optical                        2,614,000      (Yen)125        (Yen)270

5/7/99-             Cable&Wireless             IDC (private)                           499,199  (Yen)110,577              NA
6/16/99


TENDER OFFER          PREMIUM/     TRANSACTION
PERIOD                DISCOUNT     DESCRIPTION
11/10/98-                 23.0%    Integrating R&D /
11/30/98                           production

11/30/98-1/4/99         (66.6%)    Nippon Steel to
                                   divest its foundry
                                   business

2/1/99-                  (0.5%)    Wholly own as a 100%
3/4/99                             subsidiary

2/16/99-                  44.1%    Strengthen mfg. and
3/8/99                             sales

4/1/99- 4/21/99         (53.7%)    Own as a subsidiary

5/7/99-                    NA      Enhancement of Japan
6/16/99                            option / integrating
                                   IP services

JP MORGAN

--------------------------------------------------------------------------------

SELECTED TRANSACTIONS

TENDER OFFER        ACQUIROR                   ACQUIREE                           TOTAL AMOUNT  TENDER PRICE   MARKET PRICE
PERIOD                                         (TICKER)

4/30/99-            Sumitomo Heavy             Osaka Chain & Machinery               8,200,000       (Yen)77       (Yen)100
                                               (6372)

5/10/99- 6/9/99     Ryoshoku                   Saitama Shuruihanbai                    560,000    (Yen)2,225             NA
                                               (private)


6/1/99              Nemic Lamda                Nippon Electric Industry             23,836,332       (Yen)75       (Yen)335
                                               (6510)

6/1/99- 7/12/99     Kowa                       Nagoya Kanko Hotel                    1,238,111      (Yen)500             NA
                                               (private)

7/14/99             Granspec Int'l             Sumikura Industrial (6114)           10,116,000      (Yen)260       (Yen)749


8/23/99-9/13/99     Four individuals           Shugakusya (9634)                           Tbd      (Yen)395     (Yen)1,400
                    (Yotsuya Academy)

8/26/99- 9/16/99    Nippon Mitsub Oil Corp.    Koa Oil (5006)                              Tbd      (Yen)360       (Yen)348


TENDER OFFER            PREMIUM/     TRANSACTION
PERIOD                  DISCOUNT     DESCRIPTION

4/30/99-                 (23.0%)     Own as a subsidiary


5/10/99- 6/9/99               NA     Strengthen
                                     distribution
                                     capabilities

6/1/99                   (77.6%)     Strengthen telecom
                                     equipment business

6/1/99- 7/12/99               NA     Rescue Nagoya Kanko


7/14/99                  (65.3%)     Acquisition from
                                     Hirose

8/23/99-9/13/99          (71.8%)     Acquisition by the
                                     competitor

8/26/99- 9/16/99          (3.4%)     Strengthen refinery
                                     business

JP MORGAN

AGENDA
--------------------------------------------------------------------------------

-   J.P. Morgan's approach to valuation

-   Apple

    -   Market information

    -   Trading valuation

    -   Discounted cash flow

-   Juniper

    -   Market information

    -   Trading multiples

    -   Discounted cash flow

-   Case studies

    -   Herbalife transaction

    -   Japanese go-private transactions

--------------------------------------------------------------------------------
-   GO-PRIVATE PREMIUMS
--------------------------------------------------------------------------------

-      Juniper ADRs

-      Shareholder information

JP MORGAN

PREMIUMS PAID IN SELECTED GOING PRIVATE TRANSACTIONS
--------------------------------------------------------------------------------

JANUARY 1, 1990, TO DATE(1)




DATE ANNOUNCED     ACQUIROR                       TARGET                         CONSIDERATION
--------------------------------------------------------------------------------------------------------
9/13/99            MH Millenium Holding           Herbalife Intl. Inc.           Cash
6/29/99            Denitz Media LTD               Adscene PLC                    Cash
9/8/98             Investor Group                 PEC Israel Economic Corp.      Cash
7/7/98             Dexter Corp.                   Life Technologies, Inc.        Cash
                                                  (Dexter)
3/5/98             Xerox                          XLConnect Solutions            Cash
9/18/97            Orion Capital Corp.            Guaranty National              Cash
8/29/97            Rexel SA (PPR)                 Rexel, Inc.                    Cash
6/26/97            Rhone-Poulenc SA               Rhone-Poulenc Rorer            Cash
6/20/97            Waste Management               Wheelabrator Technologies      Cash
6/3/97             FH Faulding                    Faulding                       Cash
6/2/97             Anthem (Blue Cross/Blue        Acordia                        Cash
                   Shield)
5/22/97            Texas Industries               Chaparral Steel                Cash
5/14/97            Enron Corp.                    Enron Global P & P             Stock
3/3/97             American Financial Group       American Finl. Entps.          Cash election
2/25/97            Petrofina SA                   Fina                           Cash
2/18/97            Sun Healthcare                 Contour Medical                Cash election
1/28/97            Monsanto                       Calgene                        Cash
1/13/97            Zurich Versicherungs GmbH      Zurich Reinsurance Centre      Cash
1/21/97            Mafco Holdings                 Mafco Consolidated             Cash
12/17/96           Allmerica Financial            Allmerica Property & Casualty  Cash election
12/6/96            Sears Roebuck                  MaxServ                        Cash
10/10/96           Renco Group                    WCI Steel                      Cash
8/26/96            Conseco                        Bankers Life                   Stock

--------------------------------------------------------------------------------------------------------

                                         PREMIUMS (%) PAID
                  TRANSACTION VALUE    OVER UNAFFECTED PRICE(2)
                  -----------------    ------------------------
DATE ANNOUNCED    % ACQ.          $MM  INITIAL BID    FINAL BID
----------------------------------------------------------------
9/13/99           40.7%        $197.6        85.6%        85.6%
6/29/99           44.4           42.0        70.5         70.5
9/8/98            19.0           87.3         8.8          8.8
7/7/98            48.0          453.2        17.9         17.9

3/5/98            20.0           66.7        15.1         15.1
9/18/97           22.7          128.5        23.9         23.9
8/29/97           49.4          300.0         9.5         26.3
6/26/97           40.5        4,217.6        16.5         22.8
6/20/97           33.0          854.9        16.5         28.2
6/3/97            38.0           77.2         9.1         22.7
6/2/97            33.2          172.8        11.5         11.5

5/22/97           15.0           66.7        15.2         25.3
5/14/97           48.0          422.9         7.6         13.7
3/3/97            17.0           85.1        48.0         48.0
2/25/97           14.6          264.0        18.5         18.5
2/18/97           34.7           35.2        47.8         47.8
1/28/97           45.4          242.1        45.0         60.0
1/13/97           34.0          319.0        18.5         18.5
1/21/97           15.0          116.9        41.9         23.5
12/17/96          40.6          798.6        (0.9)        12.8
12/6/96           47.6           30.1        45.9         67.6
10/10/96          16.0           56.5        29.0         29.0
8/26/96           11.5          146.1        10.5         10.5

----------------------------------------------------------------

(1) As of 9/17/99
(2) Bid price over share price one week prior to announcement
Source: Securities Data Corporation, SEC and other public filings

JP MORGAN

PREMIUMS PAID IN SELECTED GOING PRIVATE
TRANSACTIONS (CONT'D)

JANUARY 1, 1990, TO DATE(1)




DATE ANNOUNCED     ACQUIROR                      TARGET                          CONSIDERATION
--------------------------------------------------------------------------------------------------------
8/26/96            State of North Carolina       North Carolina Railroad         Cash
8/8/96             Chemed Corp.                  Roto-Rooter                     Cash
7/3/96             Gold Kist                     Golden Poultry                  Cash
5/27/96            Novartis AG                   SyStemix                        Cash
9/26/95            SCOR SA                       SCOR US                         Cash
8/25/95            Berkshire Hathaway            GEICO                           Cash
5/19/95            BIC SA                        Bic                             Cash
4/5/95             Club Mediterranee SA          Club Med                        Cash
4/7/95             AT&T (McCaw Cellular)         LIN Broadcasting                Cash
2/7/95             WMX Technologies              Rust International              Cash
12/28/94           Fleet Financial               Fleet Mortgage Group            Cash
12/22/94           ZENECA Group PLC              Salick Health Care              Cash
11/2/94            PacifiCorp                    Pacific Telecom                 Cash
9/8/94             GTE                           Contel Cellular                 Cash
8/24/94            Dole Food                     Castle & Cooke Homes            Cash
7/29/94            Foundation Health             Intergroup Healthcare           Stock
7/28/94            WMX Technologies              Chemical Waste Mgmt.            Cash
6/6/94             Ogden Corp.                   Ogden Projects, Inc.            Stock
3/1/94             National Intergroup, Inc.     Foxmeyer Corp.                  Stock
2/17/94            EW Scripps Co.                Scripps Howard Broadcasting     Stock
1/7/94             Holderbank                    Holnam Inc.                     Cash
10/13/93           Medco                         Medical Marketing Group         Cash
4/26/93            Triarc Companies, Inc.        Southeastern Public Service     Stock
2/22/93            Torchmark Corp.               United Investors Mgt.           Cash

--------------------------------------------------------------------------------------------------------

                                           PREMIUMS (%) PAID
                   TRANSACTION VALUE    OVER UNAFFECTED PRICE(2)
                   -----------------    ------------------------
DATE ANNOUNCED     % ACQ.          $MM  INITIAL BID    FINAL BID
-----------------------------------------------------------------
8/26/96              25.0         70.8        161.4        161.4
8/8/96               45.1        100.5         12.3         12.3
7/3/96               25.0         52.1         50.0         50.0
5/27/96              31.2         93.6         47.8         69.6
9/26/95              20.0         54.9         24.4         35.6
8/25/95              49.0      2,347.0         23.1         23.1
5/19/95              22.0        218.9          1.4         12.5
4/5/95               33.0       153.40         14.8         39.9
4/7/95               47.8      3,117.6        (24.1)        (6.0)
2/7/95                3.6         50.5         19.1         39.1
12/28/94             19.0        190.0         18.5         18.5
12/22/94             50.0        234.0         37.3         49.6
11/2/94              13.0        159.0         15.5         23.7
9/8/94               10.0        254.3         21.6         37.8
8/24/94              17.0         79.0         25.8         41.6
7/29/94              37.4        255.7         74.5         90.7
7/28/94              21.4        397.4         (3.3)         8.9
6/6/94               15.8        110.3         17.6         17.6
3/1/94               19.5         79.7         11.3          9.1
2/17/94              14.0        118.8          6.8          6.8
1/7/94                5.0         52.0         15.5         15.5
10/13/93             45.8        156.7        (15.6)        (8.0)
4/26/93              29.0         86.0         63.8         63.8
2/22/93              16.0        205.8          9.4         12.1

-----------------------------------------------------------------

(1) As of 9/17/99
(2) Bid price over share price one week prior to announcement
Source: Securities Data Corporation, SEC and other public filings

JP MORGAN

PREMIUMS PAID IN SELECTED GOING PRIVATE
TRANSACTIONS (CONT'D)
--------------------------------------------------------------------------------

JANUARY 1, 1990, TO DATE(1)




DATE ANNOUNCED     ACQUIROR                         TARGET                       CONSIDERATION
-------------------------------------------------------------------------------------------------------
11/13/92           Rust Intl (WMX)                  Brand Cos.                   Cash Election
8/17/92            Leucadia National Corp.          Phlcorp.                     Stock
7/1/92             Loral Corp.                      Loral Aerospace Corp.        Stock
3/2/92             W.R. Grace & Co.                 Grace Energy Corp.           Cash
2/24/92            Unocal Corp.                     Unocal Exploration Corp.     Stock
10/16/91           Time Warner                      American TV & Comm.          Cash
9/18/91            Arkla, Inc.                      Arkla Exploration Co.        Stock
5/1/91             Tele-Communications, Inc.        United Artists Entertainment Stock
3/1/91             Air & Water Technologies?        Metcalf & Eddy Cos.          Stock
2/8/91             LAC Minerals LTD                 Bond International Gold      Stock
2/6/91             Broken Hill Property Co.         Hamilton Oil Corp.           Cash
1/3/91             Murphy Oil Corp.                 Ocean Drilling & Exploration Stock
11/12/90           US West                          US West Newvector Group      Stock
10/23/90           Ogden Corp.                      ERC Environ. & Energy Svcs   Cash
10/8/90            Western Gas Resources            Western Gas Processors       Stock
7/31/90            Freeport-McMoRan, Inc.           Freeport-McMoran Oil & Gas   Stock
7/19/90            Caesars World, Inc.              Ceasars New Jersey, Inc.     Cash
7/12/90            Paramount Communications, Inc.   TVX Broadcast Group          Cash
7/6/90             Renault                          Mack Trucks                  Cash
5/17/90            Kansas City Southern             DST Systems, Inc.            Cash
                   Industries, Inc.
3/19/90            LPL Acquisition Corp.            LPL Technologies, Inc.       Cash
3/2/90             American Express Co.             Shearson Lehman Bros         Stock
3/2/90             Intermark, Inc.                  Triton Group Ltd.            Stock
1/24/90            Imetal S.A.                      Copperweld Corp.             Cash

                                                    Mean
                                                    Median

-------------------------------------------------------------------------------------------------------

                                           PREMIUMS (%) PAID
                    TRANSACTION VALUE   OVER UNAFFECTED PRICE(2)
                    -----------------   ------------------------
DATE ANNOUNCED     % ACQ.          $MM  INITIAL BID    FINAL BID
-----------------------------------------------------------------
11/13/92             44.0        185.6         13.6         13.6
8/17/92              37.0        139.9         15.2         15.2
7/1/92               41.0        198.3          4.0          4.0
3/2/92               17.0         77.3         34.7         55.1
2/24/92               4.0        117.7         18.3         18.3
10/16/91             18.0      1,699.5         67.5         67.5
9/18/91              18.0         92.6         28.7         28.7
5/1/91               46.0        486.4         (7.5)        (7.5)
3/1/91               18.0         51.0         16.7         16.7
2/8/91               35.3        149.6         82.9        110.6
2/6/91               49.9        296.5         21.2         21.2
1/3/91               39.0        389.6         24.1         24.1
11/12/90             19.0        436.8         53.9         53.9
10/23/90             38.8         30.0         40.5         44.1
10/8/90              48.0        130.3        (15.0)       (15.0)
7/31/90              18.5         46.2         42.7         42.7
7/19/90              13.4         49.1         45.5         49.3
7/12/90              17.0         61.3         50.0         90.0
7/6/90               40.0         70.8         19.0         19.0
5/17/90              12.9         39.0         24.4         40.9

3/19/90              49.0        187.6         31.5         37.0
3/2/90               39.0        361.2         18.6         18.6
3/2/90               48.4         48.1         16.9         16.9
1/24/90              44.4        149.6         29.2         41.7

                    29.6%       $328.4        27.0%        33.0%
                    31.2%       $139.9        18.6%        23.7%

-----------------------------------------------------------------

(1) As of 9/17/99
(2) Bid price over share price one week prior to announcement
Source: Securities Data Corporation, SEC and other public filings

JP MORGAN

AGENDA
--------------------------------------------------------------------------------

-   J.P. Morgan's approach to valuation

-   Apple

    -   Market information

    -   Trading valuation

    -   Discounted cash flow

-   Juniper

    -   Market information

    -   Trading multiples

    -   Discounted cash flow

-   Case studies

    -   Herbalife transaction

    -   Japanese go-private transactions

-   Go-private premiums

--------------------------------------------------------------------------------
-   JUNIPER ADRS
--------------------------------------------------------------------------------

-   Shareholder information

JP MORGAN

Juniper ADRs
Table
Graph displaying 52-week stock price performance for the Juniper ADRs with daily traded volumes








BROKERAGE FIRM                                       ADRS TRADED      BROKERAGE FIRM                     UNDERLYING SHARES TRADED
----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch                                          3,384,000      Merrill Lynch                                    11,507,000
Donaldson, Lufkin & Jenrette                           1,988,000      Lehman Brothers                                   2,740,000
Knight/Trimark Group                                   1,972,000      Morgan Stanley                                    2,183,000
Jefferies & Company                                      418,000      Goldman, Sachs                                    2,176,000
SG Cowen Securities                                      347,000      Dresdner Kleinwort Benson                           787,000
Salomon Smith Barney                                     157,000      TIR Securities                                      348,000
ING Baring Furman Selz                                   120,000      Jefferies & Company                                 274,000
Arnhold and S. Bleichroeder                              115,000      ING Baring Furman Selz                              234,000
McDonald & Company Securities                            112,000      Salomon Smith Barney                                143,000

Others                                                   913,000      Others                                              155,000
                                    Total             19,053,000                                 Total                 41,094,000
----------------------------------------------------------------------------------------------------------------------------------
52 weeks to date
Source: Autex

JP MORGAN

ADRS OUTSTANDING
--------------------------------------------------------------------------------

JUNIPER

ADRS ISSUED VS. FOREIGN SHARES
(1 underlying share equals 2 ADRs)

7/31/98     24,290
8/31/98     22,048
9/30/98     21,971
10/31/98    22,113
11/30/98    21,166
12/31/98    21,339
1/31/99     21,358
2/28/99     20,413
3/31/99     16,492
4/30/99     16,874
5/31/99     17,105
6/30/99     17,048
7/31/99     17,086
8/31/99     16,928

Source: Morgan Guaranty Trust Company

JP MORGAN

HOLDERS OF JUNIPER ADRS BY STYLE
--------------------------------------------------------------------------------

INVESTMENT APPROACH
(%)

[PIE GRAPH]

Deep Value      45%
GARP            17%
Core value      11%
Others          27%

TURNOVER
(%)

[PIE GRAPH]

Low             54%
Moderate        39%
High             7%

-   CORE VALUE

    - The focus of these investors is on buying securities at relatively low valuations on an absolute basis or in relation to the market or historical levels

    - Value portfolios typically exhibit below-average P/E, P/B and price-to-cash flow multiples

-   DEEP VALUE

    - This style is a more extreme version of value investing that is characterized by holding the stocks of companies with extremely low valuation measures

    - Often these companies are particularly out-of-favor or in industries that are out-of-favor

    - Some investors in this category are known for agitating for changes such as new management, the sale of assets or a spin-off

-   GARP (GROWTH AT A REASONABLE PRICE)

- GARP investors try and build their portfolios with securities that are trading at a discount to the market, but are expected to grow at higher than the market average

Source: Morgan Guaranty Trust Company

JP MORGAN

SHAREHOLDER LIST OF JUNIPER ADRS
--------------------------------------------------------------------------------

                                                                                                        Change
                                                                                                         in
                                    Filing   Shares             Value     Previous   Change             Value
 Rank              Name               Date      Held     % O/S   ($MM)  Filing Date  in Shares % Change  ($MM)     Style    Turnover

  1    Orbis Investment Management   Jun-99   1,479,100     0.5     7.4    Mar-99       46,300      3.2        0   Deep       Low
       Ltd.                                                                                                        Value
  2    Capital Research &            Jun-99     581,250     0.2     2.9    Mar-99            0        0        0   Core       Mod
       Management                                                                                                  Value
  3    Fidelity Management &         Jun-99     355,000     0.1     1.8    Mar-99      105,000       42        0   GARP       Mod
       Research
  4    Royce & Associates, Inc.      Jun-99     234,500     0.1     1.2    Mar-99            0        0        0   Deep       Mod
                                                                                                                   Value
  5    MacKay-Shields Financial      Jun-99     227,148     0.1     1.1    Mar-99            0        0        0   GARP       High
       Corporation
  6    World Asset Management        Jun-99     212,104     0.1     1.1    Mar-99            0        0        0   Index      Mod
  7    JMG Capital Partners, L.P.    Mar-99     108,749       0     0.5    Dec-98      108,749      N/A        0   Specialty  High
  8    Financial & Investment        Jun-99      78,245       0     0.4    Mar-99       -3,855     -4.7        0   Growth     High
       Management Group
  9    Merrill Lynch & Company Inc.  Jun-99      73,787       0     0.4    Mar-99          603      0.8        0   Specialty  Mod
  10   Boston Partners Asset         Jun-99      46,100       0     0.2    Mar-99       18,400     66.4        0   Deep       High
       Management, L.P.                                                                                            Value
  11   Gabelli Asset Management      Jun-99      35,641       0     0.2    Mar-99        5,000     16.3        0   GARP       Mod
       Company
  12   Shufro, Rose & Ehrman         Mar-99      26,574       0     0.1    Dec-98         -900     -3.3        0   Deep       Mod
                                                                                                                   Value
  13   Goldman Sachs Asset           Jun-99      12,500       0     0.1    Mar-99            0        0        0   Core       Mod
       Management                                                                                                  Growth
  14   Connor Clark & Company Ltd.   Jun-99      12,000       0     0.1    Dec-98       12,000      N/A        0   Core       Low
                                                                                                                   Value
  15   Lyon Street Asset             Mar-99      11,250       0     0.1    Dec-98       11,250      N/A        0   Income     Low
       Management Company                                                                                          Value
  16   Northern Trust Global         Jun-99      10,000       0     0.1    Mar-99       10,000      N/A        0   Core       Low
       Investments                                                                                                 Growth
  17   Donaldson, Lufkin & Jenrette  Jun-99         200       0       0    Mar-99            0        0        0   Specialty  High

 Rank              Name                 City     State     Country

  1    Orbis Investment Management     Hamilton             Bermuda
       Ltd.
  2    Capital Research &            Los Angeles    CA   United States
       Management
  3    Fidelity Management &            Boston      MA   United States
       Research
  4    Royce & Associates, Inc.        New York     NY   United States

  5    MacKay-Shields Financial        New York     NY   United States
       Corporation
  6    World Asset Management         Birmingham    MI   United States
  7    JMG Capital Partners, L.P.    Los Angeles    CA   United States
  8    Financial & Investment        Sutton's Bay   MI   United States
       Management Group
  9    Merrill Lynch & Company Inc.    New York     NY   United States
  10   Boston Partners Asset            Boston      MA   United States
       Management, L.P.
  11   Gabelli Asset Management          Rye        NY   United States
       Company
  12   Shufro, Rose & Ehrman           New York     NY   United States

  13   Goldman Sachs Asset             New York     NY   United States
       Management
  14   Connor Clark & Company Ltd.     Toronto               Canada

  15   Lyon Street Asset             Grand Rapids   MI   United States
       Management Company
  16   Northern Trust Global           Chicago      IL   United States
       Investments
  17   Donaldson, Lufkin & Jenrette    New York     NY   United States


Source: 13F

JP MORGAN

AGENDA
--------------------------------------------------------------------------------

-   J.P. Morgan's approach to valuation

-   Apple

    -   Market information

    -   Trading valuation

    -   Discounted cash flow

-   Juniper

    -   Market information

    -   Trading multiples

    -   Discounted cash flow

-   Case studies

    -   Herbalife transaction

    -   Japanese go-private transactions

-   Go-private premiums

-   Juniper ADRs

--------------------------------------------------------------------------------
-   SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

JP MORGAN

TOP 19 APPLE INSTITUTIONAL SHAREHOLDERS
--------------------------------------------------------------------------------

TOP 19 13f INSTITUTIONS AND FOREIGN FUNDS

FUND                                                 SHARES HELD                                       REPORTED
----------------------------------------------------------------------------------------------------------------
PPM America                                            1,117,000                                         Jun-99
ING Bank Verre Oosten Fonds                              700,000                                         Dec-98
Cazenove Pacific Portfolio                                65,100                                         Nov-98
Fidelity                                                  52,000                                         Jun-99
World Asset Management                                    42,400                                         Jun-99
Comerica                                                  41,800                                         Jun-99
Morgan Stanley Dean Witter                                30,942                                         Jun-99
Prudential Securities                                     26,600                                         Jun-99
Citigroup                                                 26,567                                         Jun-99
Gabelli Funds                                             24,000                                         Jun-99
C. Blair Asset Management                                 20,500                                         Jun-99
Caxton Associates                                         14,800                                         Jun-99
BCO Fjarran Ostern                                        12,000                                         Jun-99
Invesco Capital Management                                 3,000                                         Jun-99
Westport Resources                                         2,600                                         Dec-98
Merchantile Bank                                           2,000                                         Jun-99
Legg Mason Wood Walker                                     1,000                                         Jun-99
Fleet Financial                                              570                                         Jun-99
Bear, Stearns                                                300                                         Jun-99
                                             --------------------
   Total                                               2,183,179
   % of total outstanding                                   3.9%
----------------------------------------------------------------------------------------------------------------


Note: All institutions over 100 shares listed
Source: CDA/Spectrum

JP MORGAN

JUNIPER SHAREHOLDER PROFILE

AS OF FEBRUARY 28, 1999

                                               # OF SHARES HELD
SHAREHOLDER NAME                              (THOUSAND SHARES)                                     OWNERSHIP %
----------------------------------------------------------------------------------------------------------------
Jay Van Andel Trust                                      27,614                                           19.17
Japan HC 1 Inc.                                          25,787                                           17.90
RDV AJL Holdings Inc.                                    24,868                                           17.26
HDV AJL Holdings Inc.                                    20,510                                           14.24
Moxley & Co.                                             10,247                                            7.11
R.& H. Devos Foundation                                   2,620                                            1.81
RDV GRIT Holding Inc.                                     2,396                                            1.66
RDV Capital Management LP2                                2,296                                            1.59
J.& B.V. Andel Foundation                                 1,987                                            1.37
HDV GRIT Holding Inc.                                     1,550                                            1.07
                                             -------------------------------------------------------------------
Top 10 total                                            119,877                                           83.23
----------------------------------------------------------------------------------------------------------------

Source: Company reports

JP MORGAN

JUNIPER SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

AS OF AUGUST 1998

EQUITY OWNERSHIP BY UNIT

[PIE GRAPH]

1-4 (8,239)      1.06%
5-9 (2,442)      1.01%
10-49 (3,796)    4.18%
50-99 (207)      0.89%
100-499 (132)    1.70%
500-999 (22)     1.05%
1000- (44)      90.11%

TOTAL = 100%

# OF SHAREHOLDERS BY UNIT

[PIE GRAPH]

1-4            55.36%
5-9            16.41%
10-49          25.51%
50-99           1.39%
100-499         0.89%
500-999         0.15%
1000-           0.30%
TOTAL = 14,882
SHARHOLDERS

JP MORGAN

--------------------------------------------------------------------------------

AS OF AUGUST 1998

EQUITY OWNERSHIP BY SHAREHOLDER
(%,# OF HOLDERS)

[PIE GRAPH]

Foreign Company          89.9% (146)
Individual                 7.% (14,438)
Fin. Institution          1.5% (38)
Other domestic company    1.2% (244)
Securities house          0.0% (16)

TOTAL = 100%


# OF SHAREHOLDERS BY TYPE OF SHAREHOLDER
# OF SHAREHOLDERS

[PIE GRAPH]

Foreign entities         1% (146)
Individuals             97% (14,438)
Fin. institutions        0% (38)
Other Japanese entities  2% (244)
Securities houses        0% (16)

TOTAL = 14,882 SHAREHOLDERS